GOLDMAN SACHS TRUST

Goldman Sachs Domestic Equity Funds

Class A Shares, Class B Shares, Class C Shares,
Institutional Shares, Service Shares, Class R Shares and Class IR Shares of

Goldman Sachs Small Cap Value Fund (the “Small Cap Value Fund” or the “Fund”)

Supplement dated July 30, 2008 to the
Prospectuses dated December 28, 2007 (the “Prospectuses”)

Effective August 1, 2008, the Small Cap Value Fund will reopen for investment by new investors. The Fund will remain open to all categories of investors currently eligible to invest in the Fund.

As a result, all references to the Small Cap Value Fund as a Closed Fund in the Shareholder Guide of each Prospectus are hereby deleted.

In addition, the fifth paragraph of the section “HOW TO BUY SHARES — What Else Should I Know About Share Purchases?” in the Shareholder Guide of the Class A, B, C, Institutional and Service Shares Prospectuses, and the second through sixth and eighth paragraphs of the section “What Else Should I Know About Class R and Class IR Share Purchases and Redemptions?” in the Shareholder Guide of the Class R and IR Shares Prospectus are deleted in their entirety.

The following is inserted above the last paragraph of the section “HOW TO BUY SHARES — What Else Should I Know About Share Purchases?” in the Shareholder Guide of the Class A, B, C, Institutional and Service Shares Prospectuses and the last paragraph of the section “What Else Should I Know About Class R and Class IR Share Purchases and Redemptions?” in the Shareholder Guide of the Class R and IR Shares Prospectus:

The Goldman Sachs Small Cap Value Fund is generally open for investment, except that:

•	With respect to Qualified Defined Contribution and Benefit Plans (as defined below) (“Qualified Plans”) and certain financial institutions providing hedging services to employee benefit plans, the Fund is open to new investment only by the following categories of such Qualified Plans and institutions:

(i)	Qualified Plans making an initial investment of $75 million or less through financial institutions that, as of May 15, 2004, had a contractual agreement with Goldman, Sachs & Co. to offer shares of or provide services to the Small Cap Value Fund; and

(ii)	certain financial institutions making an initial investment of $75 million or less in connection with hedging services provided in support of non-qualified deferred compensation plans offering the Goldman Sachs Funds.

Certain of the Qualified Plans and institutions described in (i) and (ii) above may make an initial investment in excess of $75 million if the initial investment was expected to be less than $75 million at the time Goldman Sachs received a preliminary written commitment to invest in the Fund. “Qualified Plans” include 401(k) plans, profit sharing plans and money purchase pension plans, 403(b) plans, and 457 plans.

The Trust and Goldman Sachs reserve the right to close the Small Cap Value Fund at a future date without prior notice.

This Supplement should be retained with your Prospectus for future reference.

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